Exhibit 99.1

VOTING AND SUPPORT AGREEMENT

THIS VOTING AND SUPPORT AGREEMENT (this “Agreement”) is made and entered into as of March 9, 2020, by and among United Community Banks, Inc., a Georgia corporation (“Parent”), Three Shores Bancorporation, Inc., a Florida corporation (the “Company”), and each of the undersigned shareholders of the Company (each, a “Shareholder” and collectively, “Shareholders”).

RECITALS

WHEREAS, Shareholders desire that Parent and the Company consummate the transactions contemplated by that certain Agreement and Plan of Merger, dated as of even date herewith, by and between Parent and the Company (as the same may be amended or supplemented, the “Merger Agreement”), that provides for, among other things, the merger of the Company with and into Parent (the “Merger”);

WHEREAS, Shareholders, the Company and Parent are executing this Agreement as a material inducement and condition to Parent entering into, executing and performing the Merger Agreement and consummating the Merger; and

WHEREAS, capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Merger Agreement.

NOW, THEREFORE, in consideration of, and as a material inducement to the execution and delivery of the Merger Agreement by Parent and the mutual covenants, conditions and agreements contained herein and therein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.Representations and Warranties. Each Shareholder represents and warrants to Parent severally, but not jointly, as follows:

(a)Shareholder has voting power over the number of shares (the “Shareholder’s Shares”) of Company Common Stock and/or Company Series D Preferred Stock set forth below such Shareholder’s name on the signature page hereof. Except for Shareholder’s Shares, Shareholder does not have voting power over any shares of Company Stock.

(b)This Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, Shareholder, enforceable in accordance with its terms.

(c)Neither the execution and delivery of this Agreement nor the voting by Shareholder of Shareholder’s Shares in accordance with this Agreement will, upon consummation of the transactions contemplated hereby, result in a violation of, or a default under, or conflict with, any contract, trust, commitment, agreement, understanding, arrangement or restriction of any kind to which Shareholder is a party or bound or to which Shareholder’s Shares are subject. Consummation by Shareholder of the transactions contemplated hereby will not violate, or require any consent, approval, or notice under, any provision of any judgment or order applicable to Shareholder or Shareholder’s Shares.

(d)Shareholder’s Shares and the certificates representing Shareholder’s Shares are now, and at all times during the term hereof will be, held by Shareholder (or by a nominee or custodian for the benefit of such Shareholder), free and clear of all pledges, liens, security interests, claims, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever (any such encumbrance, a “Lien”), except for (i) any such Liens arising hereunder, and (ii) Liens, if any, which have been previously disclosed in writing to Parent and will be satisfied and released, or will otherwise cease to exist, as of the Closing.

(e)Shareholder understands and acknowledges that Parent entered into the Merger Agreement in reliance upon Shareholder’s execution and delivery of this Agreement. Shareholder acknowledges that the irrevocable proxy set forth in Section 4 is granted in consideration of the execution and delivery of the Merger Agreement by Parent.

(f)No broker, investment banker, financial adviser or other Person is entitled to any broker’s, finder’s, financial adviser’s or other similar fee or commission in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of Shareholder.

(g)Shareholder represents that there are no outstanding or valid proxies or voting rights held by any other Person in connection with Shareholder’s Shares.

2.Voting Agreements. Shareholder hereby covenants and agrees as follows:

(a)At any meeting of the shareholders of Company called to vote upon the Merger Agreement and the Merger, and at any adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval with respect to the Merger Agreement or the Merger is sought (collectively, the “Shareholders’ Meeting”), Shareholder shall vote (or cause to be voted) all of Shareholder’s Shares in favor of the approval of the terms of the Merger Agreement and the Merger, and shall not grant any proxies to any third party, except where such proxies are expressly directed to vote in favor of the Merger Agreement and the Merger. Shareholder hereby waives all notice and publication of notice of any Shareholders’ Meeting to be called or held with respect to the Merger Agreement and the Merger.

(b)At any Shareholders’ Meeting or in any other circumstances in which the vote, consent or other approval of the Company’s Shareholders is sought, Shareholder shall vote (or cause to be voted) such Shareholder’s Shares against (i) any Acquisition Proposal; (ii) any action or agreement that would result in a breach of any covenant, representation or warranty or any other obligation or agreement of Company contained in the Merger Agreement or of Shareholder contained in this Agreement; and (iii) any amendment of Company’s articles of incorporation or bylaws or other proposal or transaction involving Company or any of its Subsidiaries, which amendment or other proposal or transaction would in any manner delay, impede, frustrate, prevent or nullify the Merger Agreement, or any of the Transactions (each of the foregoing in clauses (i), (ii) or (iii) above, a “Competing Transaction”).

(c)Shareholder further agrees not to vote or execute any written consent to rescind or amend in any manner any prior vote or written consent, as a shareholder of Company, to approve or adopt the Merger Agreement unless this Agreement shall have been terminated in accordance with its terms.

3.Covenants. Shareholder further covenants and agrees as follows:

(a)Without the prior written consent of Parent, Shareholder shall not (i) “Transfer” (which term shall include, without limitation, for the purposes of this Agreement, any sale, gift, pledge, transfer, hypothecation or other disposition), or consent to any Transfer of, any or all of Shareholder’s Shares or any interest therein, (ii) enter into any contract, option or other agreement, arrangement or understanding with respect to any Transfer of any or all of Shareholder’s Shares or any interest therein, (iii) grant or solicit any proxy, power of attorney or other authorization in or with respect to Shareholder’s Shares, except for this Agreement, (iv) deposit Shareholder’s Shares into a voting trust or enter into any voting agreement, arrangement or understanding with respect to Shareholder’s Shares for any purpose (other than to satisfy its obligations under this Agreement), or (v) initiate a shareholders’ vote or action by consent of Company’s shareholders with respect to a Competing Transaction; provided, however, that the foregoing shall not preclude a Transfer in connection with bona fide estate planning purposes to the Shareholder’s affiliates or immediate family members (provided, that as a condition to such Transfer, such affiliate and immediate family member shall execute an agreement that is identical to this Agreement (except as modified to reflect the change in the ownership of the Shareholder’s Shares)); provided, further, that the assigning Shareholder shall remain jointly and severally liable for any breaches by any of his or her affiliates or immediate family members of the terms hereof. The restriction on the Transfer of Shareholder’s Shares set forth in this Section 3(a) shall terminate upon the termination of this Agreement.

(b)Shareholder hereby waives any rights of appraisal, or rights to dissent from the Merger or the Transactions that such Shareholder may have.

(c)Shareholder shall not, nor shall it permit any investment banker, attorney or other adviser or representative of Shareholder to, directly or indirectly, (i) solicit, initiate, or knowingly induce or knowingly encourage, or knowingly take an action to facilitate the making of the submission of any Competing Transaction, or (ii) except as permitted by the Merger Agreement, participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Competing Transactions, other than the Merger or the Transactions contemplated by the Merger Agreement.

4.Irrevocable Proxy. Subject to the last sentence of this Section 4, by execution of this Agreement, Shareholder does hereby appoint Parent with the full power of substitution and resubstitution, as Shareholder’s true and lawful attorney and irrevocable proxy, to the full extent of

Shareholder’s rights with respect to Shareholder’s Shares, to vote each of such Shares that Shareholder shall be entitled to so vote with respect to the matters set forth in Section 2 hereof at any meeting of the shareholders of Company, and at any adjournment or postponement thereof, and in connection with any action of the shareholders of Company taken by written consent with respect to such matters. Shareholder intends this proxy to be irrevocable and coupled with interest hereafter until the termination of this Agreement pursuant to the terms of Section 9 hereof and hereby revokes any proxy previously granted by Shareholder with respect to Shareholder’s Shares. Notwithstanding anything contained herein to the contrary, this irrevocable proxy shall automatically terminate upon the termination of this Agreement.

5.Certain Events. Shareholder agrees that this Agreement and the obligations hereunder shall attach to Shareholder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership of Shareholder’s Shares shall pass, whether by operation of law or otherwise, including Shareholder’s successors or assigns. In the event of any stock split, stock dividend, merger, exchange, reorganization, recapitalization or other change in the capital structure of the Company affecting the Company Common Stock, or the acquisition of additional shares of Company Stock or other voting securities of Company by Shareholder, the number of shares of Company Stock subject to the terms of this Agreement shall be adjusted appropriately and this Agreement and the obligations hereunder shall attach to any additional shares of Company Stock or other voting securities of the Company issued to or acquired by Shareholder.

6.Specific Performance; Remedies; Attorneys’ Fees. Shareholder acknowledges that it is a condition to the willingness of Parent to enter into the Merger Agreement that Shareholder execute and deliver this Agreement and that it will be impossible to measure the monetary damages to Parent in the event that Shareholder fails to comply with the obligations imposed by this Agreement. Accordingly, in the event of any such failure, irreparable damage will occur and Parent will not have any adequate remedy at law. The parties hereto agree that Parent shall be entitled to seek specific performance and injunctive or other equitable relief as a remedy for any such breach or to prevent any breach and to enforce specifically the terms and provisions of this Agreement, in addition to any other remedy to which it is entitled at law or in equity. Company agrees that it shall not oppose the granting of such relief on the basis that Parent has an adequate remedy at law. In any legal action or other proceeding relating to this Agreement and the transactions contemplated hereby, the prevailing party in such action or proceeding shall be entitled to recover all reasonable expenses relating thereto (including reasonable attorneys’ fees and expenses, court costs and expenses incident to arbitration, appellate and post-judgment proceedings) from the party against which such action or proceeding is brought, in addition to any other relief to which such prevailing party may be entitled.

7.Further Assurances. Shareholder shall, upon the request of Parent, promptly execute and deliver any additional documents and take such further actions as may reasonably be deemed by Parent to be necessary or desirable to carry out the provisions hereof and to vest in Parent the power to vote such Shareholder’s Shares as contemplated by this Agreement.

8.Termination. This Agreement may be terminated at any time prior to consummation of the transactions contemplated by the Merger Agreement by the mutual written consent of the parties hereto, and this Agreement shall be automatically terminated upon the earliest to occur of (a) the termination of the Merger Agreement in accordance with Article 8 of the Merger Agreement, or (b) the consummation of the Merger. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that such termination shall not relieve any party from liability for any material and willful breach of Sections 2 or 3 of this Agreement prior to such termination.

9.Follow-On Rights. Each Shareholder that is a holder of Follow-On Rights acknowledges and agrees that:

(a)Shareholder is the record and beneficial owner of that number of Follow-On Rights set forth in the signature page hereto (collectively, “Shareholder’s Follow-On Rights”);

(b)as of the date hereof, Shareholder has not exercised the right to purchase any securities of the Company subject to Shareholder’s Follow-On Rights and agrees that he, she, or it will not, after the date hereof, exercise the right to purchase any securities of the Company subject to Shareholder’s Follow-On Rights or make or attempt any assignment of any right with respect to any of Shareholder’s Follow-On Rights;

(c)Shareholder’s receipt of the Follow-On Cash-Out Amount with respect to each of Shareholder’s Follow-On Rights pursuant to Section 1.7(c) of the Merger Agreement shall be in full settlement of Shareholder’s Follow-On Rights; and

(d)effective as of the Effective Time, Shareholders’ Follow-On Rights shall be cancelled and of no further force or effect, and Shareholder shall thereafter have no interests or rights thereunder other than to receive the Follow-On Cash-Out Amount in respect thereof.

10.Severability. In the event that any one or more provisions of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect by any court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provisions of this Agreement, and the parties shall use their reasonable best efforts to substitute a valid, legal and enforceable provision which, insofar as practical, implements the purpose and intents of this Agreement.

11.Miscellaneous.

(a)As used herein, the singular shall include the plural and any reference to gender shall include all other genders. The terms “include,” “including” and similar phrases shall mean including without limitation, whether by enumeration or otherwise.

(b)All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally or sent by reliable overnight delivery or by facsimile or electronic transmission to the parties at the following addresses (or at such other address for a party as shall be specified by like notice): (i) if to Parent or Company, to the addresses set forth in Section 9.7 of the Merger Agreement; and (ii) if to Shareholder, to its address set forth below its signature on the last page hereof.

(c)The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

(d)This Agreement may be executed in two or more counterparts by facsimile or other electronic means, all of which shall be considered and have the same force and effect as one and the same agreement.

(e)This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof, and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

(f)This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Florida without regard to the applicable conflicts of laws principles thereof.

(g)If any term, provision, covenant or restriction herein, or the application thereof to any circumstance, shall, to any extent, be held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions herein and the application thereof to any other circumstances, shall remain in full force and effect, shall not in any way be affected, impaired or invalidated, and shall be enforced to the fullest extent permitted by law.

(h)Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned, in whole or in part, by operation of law or otherwise, by any of the parties without the prior written consent of the other parties, except as expressly contemplated by Section 3(a). Any assignment in violation of the foregoing shall be void.

(i)No amendment, modification or waiver in respect of this Agreement shall be effective against any party unless it shall be in writing and signed by such party.

(j)The parties acknowledge that nothing in this Agreement shall be interpreted to give rise to joint obligations among Shareholders. No Shareholder shall be deemed to be in breach of this Agreement as a result of the actions of any other Shareholder.

(k)Notwithstanding any other provision of this Agreement, Shareholder shall have no obligations under Sections 2 and 3 of this Agreement, and the proxy granted under Section 4 of this Agreement shall be deemed revoked and shall not be applicable, in connection with an Acquisition Proposal that the Company’s Board of Directors has concluded in good faith constitutes a Superior Proposal, provided that the Company and its directors, officers, employees, advisors, representatives and Affiliates have complied with the terms and conditions of the Merger Agreement, including Sections 6.1 and 6.3 of the Merger Agreement.

(l)Notwithstanding anything to the contrary in this Agreement, nothing herein is intended or shall be construed or require Shareholder, in his or her capacity as a director, officer or employee of the Company, as and if applicable, to fail to act in accordance with his or her fiduciary duties as a director or officer, subject to the terms and conditions of the Merger Agreement.

IN WITNESS WHEREOF, the undersigned parties have executed and delivered this Voting and Support Agreement as of the day and year first above written.

UNITED COMMUNITY BANKS, INC.	THREE SHORES BANCORPORATION, INC.

By: ________________________________	By: ________________________________
Name: H. Lynn Harton	Name: Gideon T. Haymaker
Title: President and Chief Executive Officer	Title: President and Chief Executive Officer

SHAREHOLDER
By: ________________________________
Name: ______________________________
Address: _____________________________

Number of Shares of Common Stock over which Shareholder has Voting Power and Capacity of Ownership:

Number of Shares of Series D Preferred Stock over which Shareholder has Voting Power and Capacity of Ownership:

Number of Shareholder’s Follow-On Rights and Capacity of Ownership:

Signature Page to Voting and Support Agreement